                                                        TRADING VOLUME REPORT
                                                       10/1/2003 - 12/31/2003

                                              ML FDS FOR INST SERIES - ML TREASURY FUND
                                                         EXHIBIT TO ITEM 77P

TRADE      SUB    P/S  SECURITY              RATING  AMOUNT       EXEC TIME      COMPETITIVE BROKER   PRICES  SECURITY
SETTLE     CODE

10/2/2003  MLGP   P    US TREASURY BILL UST-BILL     49.97 MM  10/2/03 10:59 am  GREENWICH CAPITAL     0.845  USTB 10/30/2003    FT
10/2/2003              0. 10/30/2003                                             MARKETS, INC.
                       due: 10/30/2003      FT                                   HSBC SECURITIES (USA) 0.845  USTB 10/30/2003    FT
                       @ 0.848                                                   INC.
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10/2/2003  MLGP   P    US TREASURY BILL UST-BILL     49.98 MM  10/2/03 11:31 am  GREENWICH CAPITAL     0.930  USTB 10/15/2003    FT
10/3/2003              10/15/2003                                                MARKETS, INC.
                       due: 10/15/2003      FT                                   UBS AG                0.930  USTB 10/15/2003    FT
                       @ 0.935
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10/2/2003  MLGP   S    US TREASURY BILL UST-BILL     49.99 MM  10/2/03 12:51 pm  GREENWICH CAPITAL     0.770  USTB 10/9/2003     FT
10/3/2003              10/09/2003                                                MARKETS, INC.
                       due: 10/9/2003       FT                                   UBS AG                0.770  USTB 10/9/2003     FT
                       @ 0.770
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12/4/2003  MLGP   P    US TREASURY BILL UST-BILL     39.99 MM  12/4/03  1:41 pm  BEAR STEARNS & CO.,   0.965  USTB 12/15/2003    FT
12/4/2003              0. 12/15/2003                                             INC.
                       due: 12/15/2003      FT                                   GREENWICH CAPITAL     0.965  USTB 12/15/2003    FT
                       @ 0.968                                                   MARKETS, INC.
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                                                        TRADING VOLUME REPORT
                                                        1/01/2004 - 3/31/2004

                                              ML FDS FOR INST SERIES - ML TREASURY FUND
                                                         EXHIBIT TO ITEM 77P

TRADE      SUB    P/S  SECURITY              RATING  AMOUNT       EXEC TIME      COMPETITIVE BROKER   PRICES  SECURITY
SETTLE     CODE

2/9/2004   MLGP   P    US TREASURY BILL UST-BILL     58.97 MM   2/9/04  9:55 am  LEHMAN BROTHERS,      0.855  USTB 3/4/2004      FT
2/9/2004               0. 03/04/2004                                             INC.
                       due: 3/4/2004        FT                                   CITIGROUP GLOBAL      0.855  USTB 3/4/2004      FT
                       @ 0.861                                                   MARKETS INC
------------------------------------------------------------------------------------------------------------------------------------
2/9/2004   MLGP   S    US TREASURY BILL UST-BILL     58.96 MM   2/9/04  9:55 am  LEHMAN BROTHERS,      0.840  USTB 3/11/2004     FT
2/9/2004               03/11/2004                                                INC.
                       due: 3/11/2004       FT                                   CITIGROUP GLOBAL      0.840  USTB 3/11/2004     FT
                       @ 0.840                                                   MARKETS INC
------------------------------------------------------------------------------------------------------------------------------------
2/18/2004  MLGP   P    US TREASURY BILL UST-BILL     49.97 MM  2/18/04  9:23 am  BEAR STEARNS & CO.,   0.890  USTB 3/18/2004     FT
2/19/2004              03/18/2004                                                INC.
                       due: 3/18/2004       FT                                   J.P. MORGAN CHASE     0.895  USTB 3/18/2004     FT
                       @ 0.901                                                   SECURITIES, INC.
------------------------------------------------------------------------------------------------------------------------------------
2/18/2004  MLGP   S    US TREASURY BILL UST-BILL     49.96 MM  2/18/04  9:12 am  BEAR STEARNS & CO.,   0.853  USTB 3/25/2004     FT
2/19/2004              0. 03/25/2004                                             INC.
                       due: 3/25/2004       FT                                   J.P. MORGAN CHASE     0.858  USTB 3/25/2004     FT
                       @ 0.853                                                   SECURITIES, INC.
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                                                        TRADING VOLUME REPORT
                                                       10/1/2003 - 12/31/2003

                                             ML FDS FOR INST SERIES - ML GOVERNMENT FUND
                                                         EXHIBIT TO ITEM 77P

TRADE      SUB    P/S  SECURITY             RATING  AMOUNT        EXEC TIME      COMPETITIVE BROKER   PRICES  SECURITY
SETTLE     CODE

10/15/2003 MLGP   P    FEDERAL HOME LOAN            20.00 MM  10/16/03  1:12 pm  FIRST TENNESSEE BANK  2.280  FEDERAL HOME       FT
10/28/2003             MORTGAGE CORPORATION                                      N.A., MEMPHIS                LOAN MORTGAGE
                       due: 10/28/2005      FT                                   LEHMAN COMMERCIAL     2.270  FEDERAL HOME       FT
                       @ 2.290                                                   PAPER, INC.                  LOAN MORTGAGE
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                                                        TRADING VOLUME REPORT
                                                       1/01/2004 - 3/31/2004

                                             ML FDS FOR INST SERIES - ML GOVERNMENT FUND
                                                         EXHIBIT TO ITEM 77P

TRADE      SUB    P/S  SECURITY             RATING  AMOUNT        EXEC TIME      COMPETITIVE BROKER   PRICES  SECURITY
SETTLE     CODE

2/23/2004  MLGP   P    FEDERAL NATIONAL MORTGAGE    74.95 MM   2/23/04  2:51 pm  CREDIT SUISSE FIRST  99.990  FNMA m/m-11.       FT
2/26/2004              ASSOCIATION AG-FRN 0.9725%                                BOSTON LLC
                       08/29/2005                                                J.P. MORGAN CHASE    99.995  FNMA m/m-11.5      FT
                       due: 8/29/2005       FT                                   SECURITIES, INC.
                       @ 99.928
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